Earnings 3Q26 November 3, 2026 1

This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding our collaborations with Sanofi, Roche and Genentech, including the timing of Phase 1 initiation, the advancement of targets and programs, and potential milestone payments, royalties and option exercises; the therapeutic potential, safety, and potential first-in-class status of REC-4881, REC-1245, REC-4539 and our other product candidates; the timing and outcome of FDA discussions, the initiation of a registrational study of REC-4881, and the timing of data readouts and expansion cohorts; our financial position, cash runway, cash operating expense guidance, use of proceeds from our October 2026 financing, and capital allocation priorities; our ability to use AI and the Recursion OS to accelerate and improve drug discovery and clinical development; the potential size of the market opportunity for our product candidates, including in FAP and endometrial cancer; the expected impact of changes to our Board leadership; the initiation, timing, progress, results, and cost of our research and development programs; and many others. Other important factors and information are contained in Recursion’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate information about other investigational assets and drug candidates are not based on head-to-head studies and are presented for informational purposes; data presented are based on publicly available information for other clinical trials and other drug candidates. ® 2026 Recursion Pharmaceuticals, Inc. Recursion and its related logo are registered trademarks of Recursion Pharmaceuticals, Inc. All other trademarks are property of their respective owners. Important Information 2

3 Uncover novel, causal biology Discover Design Deliver Translate novel targets into differentiated molecules Generate clinical evidence and advance toward patient impact Connecting discovery, molecular design and clinical development From innovation to impact: How we develop differentiated medicines

From innovation to impact: Proof points are stacking up

Compelling medicines emerging from one repeatable engine

Connecting discovery, molecular design and clinical development

Discover

Uncover novel, causal biology

2H 2026

Genentech advances first unexplored neuroscience target

Selected from Roche, Genentech and Recursion's proprietary maps; joint small-molecule work progressing

Design

Translate novel targets into differentiated molecules

2H 2026

Sanofi options a potential first-in-class oral immunology candidate

Dual oral inhibitor; Phase 1 expected for 2027

Deliver

Generate clinical evidence and advance toward patient impact

2H 2026

Positive clinical evidence from 2 first-in-class programs

- **REC-4881 (MEK1/2 inhibitor): Deep, durable polyp reductions** Significant upper GI activity, including sustained reductions off treatment
- **REC-1245 (RBM39 degrader): Early monotherapy activity** 3 partial responses reported to date[1] in heavily pretreated patients

UPCOMING 2026 CATALYSTS REC-4881: FDA update (2H, 2026) | Potential additional target with Roche and Genentech

1. Confirmed (n=2), unconfirmed (n=1); note that for one of 2 confirmed PRs, confirmatory scan has been reported by the site and entered into the EDC after the 21-Aug-2026 data cutoff. All PRs observed at doses of ≥45 mg

4

Recursion

One connected AI engine.
Continuously learning across biology, chemistry, and the clinic

PROPRIETARY DATA FACTORY

Industrial-scale experiments

Disease-relevant maps

Purpose-built datasets

50+ PB proprietary data[1]

CONNECTED AI PRODUCT ENGINE


BIOLOGY AI
Discover novel targets
DESIGN AI
Create novel molecules
CLINICAL AI
Optimize development

Models guide experiments; new data refine models

DIFFERENTIATED CLINICAL PIPELINE

Potential first-in-class assets

More informed patient selection

Efficient clinical development

Feedback: predictions → experiments → learning

Every experiment and clinical insight feeds a connected learning system—improving decisions across the pipeline.

5

1. As of 30-Sep-2026

Recursion

Clinical proof points emerging from two first-in-class programs Early evidence across FAP and solid tumors 6 REC-4881 data as of 10-Sep-2026; REC-1245 as of 21-Aug-2026 1. PRs at doses ≥45 mg: Confirmed (n=2), unconfirmed (n=1); note that for one of 2 confirmed PRs, confirmatory scan has been reported by the site and entered into the EDC after the 21-Aug-2026 data cutoff REC-4881 | FAP PHASE 2 Deep, durable activity throughout the GI tract AI-ENABLED BIOLOGICAL INSIGHT MEK1/2 inhibition identified as a potential synthetic rescue of APC loss-of-function • Deep polyp burden reductions, durable off treatment • Activity throughout the upper and lower GI tract, including near-clearance • Substantial reductions in larger, higher-risk polyps • At 4 mg QD, majority of patients had Grade 1 or 2 AEs REC-1245 | Solid tumors PHASE 1 Early monotherapy activity in heavily pretreated patients AI-ENABLED BIOLOGICAL INSIGHT + NOVEL MOLECULE Target hypothesis surfaced by our platform; REC-1245 identified using our design platform • Confirmed partial responses1 at doses ≥45 mg QD • Disease control in most evaluable patients at doses ≥45 mg QD • Manageable safety profile at 45 mg QD • Exploratory expansion underway at 45 mg QD

Progress across partnerships, platform and financial strength PARTNER DELIVERY $535M+ total partner inflows to date $100M+ from 9 progress-based milestones in ~2 years SANOFI First-in-class immunology development candidate optioned; potential Phase 1 in 2027 Potential for $343M in milestone payments per program + tiered royalties up to double digits GENENTECH First neuroscience target optioned; small- molecule design underway Potential for >$300M in milestone payments per small molecule program + tiered royalties up to high single digits PLATFORM ENGINE FINANCIAL STRENGTH Into 2029 expected cash runway following October 2026 financing $200M oversubscribed follow-on completed in October 2026 Cash operating expense guidance3 2026: < $375M | 2027: < $360M DATA FACTORY → CLOSED LOOP AI PRODUCT ENGINE DISCOVERY 50+ PB proprietary biological data Maps surface and validate novel / causal targets Experiments feed new data back into models DESIGN ~90% fewer compounds synthesized vs. industry benchmarks1 across the portfolio 24M design predictions generated each week CLINTECH ~30-60% faster enrollment2 ClinAgent screening thousands of sites in minutes 7 1. Industry baseline of ~2,500 compounds per small-molecule program per McGinnity et al., Drug Discovery Today, 2025; Recursion figure reflects portfolio average across internal programs. 2. Company estimate based on internal enrollment modeling across deployed programs versus industry benchmarks. 3. Cash operating expense is a non-GAAP measure; excluding non-ordinary course transaction costs and partnership cash inflows; see appendix for a more detailed description

Recursion announces Sanofi options potential first-in-class immunology development candidate from our collaboration 1. The $10 million milestone payment will be recognized as revenue in the third quarter of 2026, and ends Recursion’s operational requirements related to this candidate, with all future payments resulting in profit to Recursion 2. Inclusive of latest achieved $10 million milestone payment 8 6th milestone | $144M upfront & milestone inflows2 | $343M potential milestones per program Potential first-in-class, oral, dual-targeting inhibitor $10M1 Milestone payment achieved Double-digit royalties if approved Expected Phase 1 entry in 2027 Differentiated profile against a challenging dual target implicated in inflammatory disease Optimizing for this target pair required navigating complex and competing chemistry constraints to achieve the desired balance of drug-like properties. Recursion Announces Sanofi Options Potential First-in-Class Immunology Development Candidate from Their Collaboration October 15, 2026 at 8:45 AM EDT Potential first-in-class dual targeting inhibitor oral small molecule to enter Sanofi’s development pipeline, with phase 1 clinical study currently planned to begin in 2027 Salt Lake City, UT, Oct. 15, 2026 (GLOBE NEWSWIRE) -- Recursion Pharmaceuticals, Inc. (“Recursion”) (NASDAQ: RXRX), a leading clinical-stage company pioneering AI-enabled drug discovery and development decoding biology to radically improve lives, today announced that Sanofi has optioned the first development candidate from the two companies’ multi-program research collaboration. The option triggered a $10 million milestone payment to Recursion, bringing total upfront and milestone payments received from Sanofi under the collaboration to $144 million; Recursion is eligible for more than $300 million in additional milestones under the program, with double digit royalties on net product sales, if approved. “The most important test of any technology platform in drug discovery is whether it can translate into differentiated medicines,” said Najat Khan, Ph.D., President and Chief Executive Officer of Recursion. “Together with Sanofi, we tackled a difficult design problem against a dual target product profile with high potential and delivered a molecule that Sanofi has now selected for its development pipeline. With additional programs advancing across our collaboration, this milestone is another important demonstration of how our platform can translate computational capabilities into differentiated medicines — and do so repeatedly.” The potential first-in-class oral small molecule was designed to achieve a differentiated profile against a challenging dual target implicated in inflammatory disease. Optimizing for this target pair required navigating complex and competing chemistry constraints to achieve the desired balance of drug-like properties. The candidate was delivered by the combination of Recursion’s integrated AI-enabled drug design platform and small-molecule chemistry capabilities with Sanofi’s deep expertise in drug discovery and immunology. Recursion applied multiple computational design approaches across iterative cycles of prediction, chemical design, synthesis, and experimental validation to rapidly explore and optimize a complex chemical space. "By combining Sanofi's drug discovery and clinical and translational knowledge in immunology with Recursion's AI- driven platform, we were able to move with speed and precision in a space where that balance is notoriously hard to achieve,” said Alyssa Johnsen, Therapeutic Area Head, Development, Immunology & Inflammation, Sanofi. “This new development candidate has potential to deliver a differentiated oral medicine with highly selective dual targeting that could be a meaningful advance for people living with inflammatory diseases who still lack adequate treatment options.” The candidate has now been added to Sanofi’s development pipeline and is expected to enter phase 1 clinical trials in 2027, with Sanofi funding and leading further development and commercialization to advance the program toward patients.

Roche highlights our Biology Engine's role in finding a unique mechanism for an "undruggable" cancer pathway Presented at Roche Pharma Day on September 28th, 2026 9

Roche and Genentech: Collaborative process to generate and validate neuroscience targets 10 1. Builds disease-relevant human models with high- dimensional data Output: Disease-relevant biology at unprecedented scale 4. Validates through experiments with Genentech Output: A target advanced into an early discovery program 2. Explores the human genome at scale Output: Unexplored biology emerges from maps, reviewed and prioritized by scientists 3. Navigates from known to unknown biology Output: A ranked list of potentially novel, biologically connected targets Next steps: • Advancing target to small molecule design/hit generation and validation • New potentially novel targets from reusable high- dimensional data/maps

Recursion appoints Fred Hassan as Chair of the Board Fred Hassan Chair of the Board effective October 31, 2026 Four decades in pharma leadership Proven track record of company transformations Experience with innovative business models Board, data and investing insights 11

Internal Pipeline Today’s news

Advancing a focused pipeline of AI-enabled, differentiated programs

	Program	Disease indication(s)	Addressable patients	Late discovery	Preclinical	Phase 1/2	Pivotal	Next catalyst	AI enabled differentiation (Biology / Design / Clinical)
CLINICAL	**REC-4881** MEK1/2 (Oral)	Familial adenomatous polyposis (FAP)	**>50,000[1]**					**2H26:** FDA update	*Novel disease-mechanism insight*
CLINICAL	**REC-1245** RBM39 (Oral)	Solid tumors (e.g., endometrial)	**>100,000[2]**					**2H27:** Endometrial expansion data	*Novel target + novel degrader*
CLINICAL	**REC-4539** LSD1 (Oral)	Solid tumors & hematology oncology	**~45,000[3]**					**2H27:** Mono – early safety and PK	*Hard to drug, enhanced TI, CNS penetrant*
CLINICAL	**REC-7735** PI3Kα H1047R (Oral)	Solid tumors	**~80,000[4]**					**2H26:** Phase 1 FPD	*Enhanced therapeutic index (Onc & non-Onc)*
PRE-CLINICAL	**REC-102** ENPP1 (Oral)	Hypophosphatasia (HPP)	**>7,800[5]**					**2H26:** Completion of IND-enabling studies	*Novel target + novel molecule*

Platform capability utilized
Platform capability to be utilized further in development
Platform capability not utilized

We are increasing our investment in our pipeline while pursuing partnership opportunities for select programs[6]

1. Company estimate assuming FAP prevalence of 1 in 10,000 in the US and EU5 and an 82.7% diagnosis rate (Burke et al., 2026; Karstensen et al., 2019)
2. Company estimate of annual US and EU5 patients with selected solid tumors (e.g., endometrial), including biomarker-defined populations
3. Company estimate of annual patients in the US and EU5 with extensive-stage small-cell lung cancer eligible for treatment after progression on frontline therapy (EvaluatePharma Epidemiology, 2023); excludes hematologic indications (e.g., AML)
4. Company estimate of annual patients in the US and EU5 with PIK3CA H1047R-mutant breast (HR+/HER2-, HER2+, triple-negative), colorectal, endometrial, ovarian, and head and neck cancers, across early-stage (~57,000) and metastatic (~23,000) disease and including patients with diabetes; based on EvaluatePharma 2025 incidence and Tempus real-world H1047R mutation frequency (2026). Excludes PIK3CA-related overgrowth spectrum and vascular anomalies
5. Company estimate of diagnosed prevalent HPP patients in the US, based on ALPL gene variant prevalence in a European population and assumed diagnosis rates
6. REC-617 (CDK7) and REC-3565 (MALT1)

13

Recursion

REC-4881 MEK1/2 Translating proof to products

15 A registrational study of REC-4881 in FAP is expected to begin in 2H 2027 Note: Registrational study initiation pending outcome of ongoing FDA discussions 30th CGA-IGC Annual Meeting, Denver • Leading annual meeting dedicated specifically to hereditary GI cancer syndromes including FAP • Highly targeted audience: Connects the entire care ecosystem including gastroenterologists, surgeons, genetic counselors, and researchers REC-4881 Data Summary • Reductions in larger, higher-risk polyps observed • Combined findings support activity across the upper and lower GI tract • No new safety signals observed in the updated data

REC-4881: Potential to transform FAP care Study eligibility expanded to adults 18 years and older 16 • Favorable safety profile5 with 15.4% Gr3 TRAEs and no TRAEs above Gr3 • Durable benefit off therapy may allow for flexible dosing potential Oral therapy with a favorable safety profile • 87%1 with reductions in total polyp burden2 • 1 in 3 achieved ≥65% reduction after 12 weeks of treatment (47% median reduction) • 85% (11 of 13) maintained reductions below baseline after 12 weeks off-treatment • Reductions in larger, higher-risk polyps3 Rapid reductions that persist off treatment On REC-4881’s rapid activity “I think it’s very impressive… there’s no study before that showed these kind of regressions.” - Gastroenterology physician-scientist, European AMC • 92% had reductions in upper GI polyp burden4 • ~1 in 2 achieved ≥65% reduction in upper GI polyp burden • 92% (11 of 12) maintained reductions below baseline 12 weeks off treatment Deep reductions in upper GI polyp burden On upper GI activity “This would make a big difference for the patient… it would lower the cancer risk, would lower the surgery risk and it would maybe lower the number of endoscopies.” - Practicing gastroenterologist, US AMC 1. Efficacy Evaluable (n=16); Efficacy-evaluable population defined as participants with measurable disease (non-zero polyp burden) at baseline endoscopy, who received at least 75% of study drug, and had at least one post-baseline on-study endoscopic assessment. At Week 13, n=15 efficacy evaluable patients, as 1 patient did not have a Week 13 endoscopy. At Week 25, n=13 efficacy evaluable patients, as 2 patients did not have Week 25 results at the data cutoff and 1 patient discontinued the study after Week 13 2. Polyp burden defined as the sum of all polyp diameters; percent change from baseline is measured at the Week 13 and Week 25 endoscopies 3. Fewer polyps >5 mm at Week 13 in 6 of 8 patients with at least one polyp >5 mm at baseline 4. Upper GI: n=13; 2 patients had no upper GI anatomy and 1 patient did not have a Week 13 endoscopy 5. Safety evaluable (n=26; 5 Ph 1b and 21 Ph 2). Of the 21 Ph 2, 16 are efficacy evaluable per the definition noted above Data Cutoff Date: 10-Sep-2026

FAP: a serious, lifelong chronic disease with zero approved therapies

~$15B

'26 Total Addressable FAP market (US + EU5)[3]

EPIDEMIOLOGY

>50K **Diagnosed FAP patients**
US + EU5[1]

Inherited APC-driven disease

Characterized by precancerous polyps

Real world data show persistent polyp growth over time

Amsterdam UMC registry (n=47)[2]



Annualized polyp % change from baseline
Mean: 69.6%
Median: 35.6%

85%

of evaluated patients had annual polyp-burden increase

UNMET NEED & BURDEN OF CARE

0 approved therapies

No approved pharmacologic treatments for FAP-associated duodenal polyposis

Lifelong chronic disease

Most penetrant driver of GI cancer[4]
Multiple major surgeries and a lifetime of surveillance[5]

Upper GI: greatest unmet need

Complex polyp removal; advanced disease may require major surgery

Psychological burden

Patients develop anxiety and/or PTSD, ongoing cancer threat concerns, repeated procedures and life-altering interventions[6]

1. US: Burke et al. (2026). ACG Clinical Guideline: Diagnosis and Management of Adenomatous Colorectal Polyposis Syndromes. Range of [1 in 2,800 to 1 in 18,000] -> A single prevalence of 1 in 10,000 is applied to both the US and EU5. FAP shows no significant racial, ethnic or geographic variation (BMJ Best Practice), and no founder effect was found in population-based study (Gut 2002). Diagnosis rates: Danish diagnosed point prevalence divided by Danish birth frequency = 82.7%, Karstensen JG et al. Endoscopy 2019. 2. Natural History Analysis evaluated data from ~200 FAP patients. The analysis shown is a subset of 47 patients aged ≥55 with ahistory of colectomy and measurable polyp burden at baseline endoscopy, matching TUPELO's original eligibility criteria. Each bar represents one patient. The analysis is intended to contextualize the TUPELO single-arm data and to better understand the background natural history of FAP disease progression. Limitations include potential variability in polyp count estimation between endoscopies; endoscopies are typically conducted annually in routine care, while the TUPELO data represent polyp burden at Week 13. These data are not intended for direct comparison with clinical trial data. 3. Based on company estimates, modeled total addressable market, pre and post colectomy FAP (not realized or forecasted sales): Based on rare-disease oral net price (benchmark GOMEKLI ~$30k/mo for adults); assumes 10% gross-to-net discount and EU5 price as 0.7x of US price. 4. Genetics of Colorectal Cancer (PDQ®)–Health Professional Version, 2025, Table 3. Untreated natural history estimates. 5. EMA/NORD and Orphanet based Epi estimate adjusted for colectomy rate (Aelvoet AS, et al. Endosc Int Open. 2023;11(4):E386-E393) and long term surveillance rate (Tatsuta et al. PLoS One. 2026 Feb 13;21(2):e0339401. 6. Mol MJ, et al. Psychooncology. 2025;34(5):e70176.

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Recursion

Disease challenge: Upper GI is the greatest unmet need in FAP

The majority of polyp burden in post-colectomy patients is found in the upper GI

No approved therapies
Management relies on lifelong surveillance and repeated endoscopy, with frequency increasing as disease severity progresses

Complex endoscopic polyp removal
Thin duodenal walls and challenging anatomy increase the risk of bleeding and perforation during polyp removal[1]

High-morbidity, high-risk surgery
Advanced disease may require removal of the duodenum, with high complication rates and prolonged recovery

Highest cancer risk
Upper GI cancers remain a major cause of cancer-related death after colectomy

Polyp shape and thin duodenal walls complicate upper GI polyp removal


Sessile polyp in upper GI[2]


Peduncular polyp in lower GI[3]


Stomach
Duodenum
(thin wall)

> “[Removal of the duodenum] has a lot of complications – way more than the colon… 50% got a severe complication… [hospital stays that] could be four months. So this is really surgery you want to prevent.
>
> \- Gastroenterology physician-scientist, European AMC

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1. Lim, C. H., & Cho, Y. S. (2016). Nonampullary duodenal adenoma: Current understanding of its diagnosis, pathogenesis, and clinical management. World journal of gastroenterology 2. Lee, J.H., Chung, W.C. (2018). Duodenal Tumors. In: Chun, H., Yang, SK., Choi, MG. (eds) Clinical Gastrointestinal Endoscopy 3. Kuipers, E., Rösch, T. & Bretthauer, M. Colorectal cancer screening—optimizing current strategies and new directions. Nat Rev Clin Oncol 10, 130–142 (2013)

Recursion

REC-4881 | Potential to transform $15B FAP market opportunity

US + EU5 FAP ADDRESSABLE MARKET[1]

Estimated prevalence	~67,100
Diagnosed prevalence[2]	~55,700

POST-COLECTOMY[3]		PRE-COLECTOMY[3]
~37,200	→	~18,500
67% | Immediate focus		33% | Future expansion
~$10B[4]	→	~$5B[4]
Post-colectomy opportunity		Pre-colectomy expansion

POTENTIAL LIFETIME IMPACT OF REC-4881

Reduce repeated interventions

Potential to reduce surveillance frequency and repeated endoscopic procedures

Patient benefit Less treatment burden, travel and time away from work

Avoid high-morbidity complications

Potential to reduce major upper GI surgery, cancer, and complications associated with endoscopic resection

System benefit Hospital capacity, caregiver burden and follow-up costs

On REC-4881's polyp burden reduction

"This would make a big difference for the patient… it would lower the cancer risk, would lower the surgery risk and it would maybe lower the number of endoscopies."

- Practicing gastroenterologist, US AMC

1. US: Burke et al. (2026). ACG Clinical Guideline: Diagnosis and Management of Adenomatous Colorectal Polyposis Syndromes. Range of [1 in 2,800 to 1 in 18,000] -> A single prevalence of 1 in 10,000 is applied to both the US and EU5. FAP shows no significant racial, ethnic or geographic variation (BMJ Best Practice), and no founder effect was found in population-based study (Gut 2002).
2. Per company calculations, diagnosed share is calculated as Danish diagnosed point prevalence divided by Danish birth frequency: 6.11 per 100,000 ÷ 7.39 per 100,000 (1 in 13,528) = 82.7%, rounded to 83%; Karstensen JG et al. Colorectal cancer in individuals with familial adenomatous polyposis, based on analysis of the Danish Polyposis Registry. Endoscopy 2019;51(04):S127
3. Per company calculations, the post-colectomy share is the midpoint of the US rate and the Danish rate: (80.65% + 53%) ÷ 2 = 66.8%. The US rate averages two cohorts (82.7% and 78.6%); Feldman D et al. Dis Colon Rectum. 2025; J Gastrointest Surg. 2019, Utah registry; Beck SH et al. Am J Gastroenterol. 2024
4. Based on rare-disease oral net price (benchmark GOMEKLI ~$30k/mo for adults); assumes 10% gross-to-net discount and EU5 price as 0.7x of US price, per company calculations

19

Recursion

Recursion's platform uncovered a novel therapeutic opportunity in FAP

Novel insight uncovered by platform

Unbiased phenotypic screening

Proprietary AI foundation models analyzed cellular images to identify relationships between genetic and compound perturbations

Unexpected biological insight

MEK1/2 inhibition emerged as a potential way to reverse cellular phenotypes associated with APC loss – unappreciated synthetic rescue relationship



REC-4881
0.1 µM
0.25 µM
1.0 µM
2.5 µM
APC KO
Similar
Opposite

Mechanistic rationale for REC-4881



Initiation pathway
APC mutation
Evolution pathway
Additional mutations
(e.g., KRAS, BRAF, EGFR)
REC-4881
β-catenin stabilization
MAPK signaling (MEK1/2)
1 Cross-talk
β-catenin → TCF/LEF txn.
2 Direct inhibition
Suppressing both pathways leads to polyp burden reduction

Sources: Fujishita T, et al. Cancer Sci. 2015;106(6):692–699; Blaj C, et al. Cancer Res. 2017;77(7):1763–1774; Guardavaccaro D, Clevers H. Sci Signal. 2012;5(219):pe15; Cheng YT, et al. Part Fibre Toxicol. 2026;23:4; Georgopoulos NT, et al. J Cell Sci. 2014;127(13):2967–2982.

20
Recursion

Week 13 polyp burden reduction | REC-4881 drives significant reductions in total polyp burden after 12 weeks of treatment 21 -11% -20% -37% -44% -47% -50% -59% -67% -70% -82% -89% -98% -100% -50% 0% 50% 100% -5% 59%2 33%3 87% Had a reduction in total polyp burden ≥65% Polyp burden reduction in 1 in 3 patients 47% Median total polyp burden reduction Week 13 total polyp burden reduction relative to baseline (n=151) 1. 15 of 16 efficacy evaluable patients are shown, as 1 patient did not have a Week 13 endoscopy 2. The site corrected baseline polyp burden to exclude polyps excised for biopsy at screening; this correction revised the previously reported increase from 32% to 59% 3. Baseline polyp burden of 3 mm (2 polyps), increasing to 4 mm (1 polyp) at Week 13, all in the lower GI Note: Efficacy Evaluable (n=16); Efficacy-evaluable population defined as patients with measurable baseline polyp burden, ≥75% study drug exposure, and ≥1 post-baseline endoscopic assessment Note: Results reflect the 10-Sep-2026 data cutoff. Data review since the last presentation also updated 2 patients after minor corrections of <5mm: -48% to -47% and -69% to -67% *** * *Additional patients since previously reported data cutoff (November 25, 2025) Study eligibility expanded to adults 18 years and older Data Cutoff Date: 10-Sep-2026

Week 25 polyp burden reduction | Treatment effect persists after 12 weeks off treatment 22 12 weeks ON REC-4881 12 weeks OFF REC-4881 % change from baseline in total polyp burden in post- colectomy patients at Wk. 13 and Wk. 25 1. 15 of 16 efficacy-evaluable patients, 1 patient did not have a Week 13 endoscopy and is shown at Week 13 as an open square 2. 13 of 16 efficacy-evaluable patients; 2 patients did not have Week 25 results at the data cutoff, and 1 patient discontinued the study after Week 13 Note: For any excisions at the week 13 endoscopy, the excised polyp burden was added back to the week 25 polyp burden before calculating the change from baseline -100% 0% -75% -50% -25% 25% 50% 375% Baseline Week 13 (N=151) Week 25 (N=132) 11 of 13 patients remained below baseline at Week 25 Large % increase from baseline of 2 polyps (3mm) 11 of 13 patients remained below baseline after 12 weeks off treatment • Sustained activity despite 12 weeks without treatment • Durability may allow for dosing flexibility, which may be important in the context of long-term disease management 85% Data Cutoff Date: 10-Sep-2026

75% 100% 50% 100% 25% 100% 100% 40% REC-4881 reduced number of >5 mm polyps in 6 of 8 patients 23 Data Cutoff Date: 10-Sep-2026 75% -50% -58% -80% -99% -99% -100% -100% -75% -50% -25% 0% 25% 50% 75% 4 → 7 → 3 2 → 1 → 4 12 → 5 → 5 5 → 1 → 2 92 → 1 → 1 96 → 1 → 1 5 → 0 → 0 % change from baseline to Week 13 in count of polyps >5 mm across entire GI tract (n=8) Patients with at least one polyp >5 mm at baseline 1. Proportion of total polyps >5 mm found in the Upper GI at baseline Note: Polyps >10 mm were not separately measured and are included in the totals for polyps >5 mm Baseline → Wk13 → Wk25: Absolute counts of polyps >5 mm shown above each bar % of polyps >5 mm in UGI at baseline1 Week 25 count below baseline 4 patients had reductions of ≥80% at Week 13 375 → 375 → 375 0% Not shown: 1 patient with no polyps >5 mm at baseline had 4 polyps >5 mm at Week 13 and 2 polyps >5 mm at Week 25

Week 13 - upper GI | Nearly 1 in 2 (46%) patients achieved ≥65% reductions in upper GI polyp burden 24 9% -11% -25% -34% -47% -55% -68% -75% -87% -88% -98% -100% -80% -60% -40% -20% 0% 20% -2% -100% Week 13 upper GI polyp burden reduction (n=131) “REC-4881’s upper GI efficacy has the potential to limit the need for life-altering surgeries.” - Practicing Gastroenterologist, US AMC *** * 92% Had a reduction in upper GI polyp burden ≥65% Polyp burden reduction in ~1 in 2 patients 2 pts Achieved ≥98% reductions 1. Upper GI evaluable at week 13: n=13 of 16 efficacy evaluable patients; 2 patients had no upper GI anatomy and 1 did not have a Week 13 endoscopy *Additional patients since previously reported data cutoff (November 25, 2025) Data Cutoff Date: 10-Sep-2026

TUPELO

Data Cutoff Date: 10-Sep-2026

Week 25 – upper GI | Polyp burden reductions persist after 12 weeks off treatment

11 of 12 patients remained below baseline at Week 25

% change from baseline in upper GI polyp burden in post-colectomy patients at Wk. 13 and Wk. 25


12 weeks ON REC-4881
12 weeks OFF REC-4881
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Baseline
Week 13
(N=13¹)
Week 25
(N=12²)

92%

11 of 12 patients remained below baseline after 12 weeks off treatment

- Sustained activity in the upper GI, where unmet need is greatest
- 6 of 11 patients[3] with equal or greater reductions during the off-treatment period

1. Upper GI evaluable at week 13: n=13 of 16 efficacy evaluable patients; 2 patients had no upper GI anatomy and 1 did not have a Week 13 endoscopy (shown at Wk. 13 as an open square)
2. Upper GI evaluable at week 25: n=12 of 16 efficacy evaluable patients; 2 patients had no upper GI anatomy and 2 did not have Week 25 results at the data cutoff
3. Of the 11 patients with both Week 13 and Week 25 upper GI assessments

Note: For any excisions at the week 13 endoscopy, the excised polyp burden was added back to the week 25 polyp burden before calculating the change from baseline.

25

Recursion

Additional detail on highest Week 13 responder Data Cutoff Date: 10-Sep-2026 26 The result presented here is only for one out of the 16 total efficacy evaluable patient population; this result is not representative of the overall efficacy of the evaluable patient population to date Images taken from the 2nd portion of the duodenum of highest responder Total polyp burden (mm) 1. Patient had 96 polyps >5 mm at baseline which were reduced to 1 polyp >5 mm at Week 13 Baseline Week 13 1,344 32 0 200 400 600 800 1,000 1,200 1,400 Baseline Week 13 -98% Polyps >5 mm1: 96 → 1

Spigelman staging is used by clinicians to classify disease severity and inform need for interventions, including surgery

Spigelman stage grades duodenal & ampullary disease; clinically, it drives how often patients are scoped and when surgery is needed

Stage 0	Stage I	Stage II	Stage III	Stage IV
No polyps	**<5mm sized polyp only**	**<5mm sized polyp only**	**5-10mm sized polyp present**	**>10mm sized polyp present**
	<5 polyps	5-20 polyps	>20 polyps	>20 polyps
No Dysplasia	Low Grade Dysplasia, limited risk of HGD	Low Grade Dysplasia, limited risk of HGD	Low Grade Dysplasia, at risk of HGD	High Grade Dysplasia (HGD)

Note: Stage is a points total across number, size, histology and dysplasia; boxes show typical findings

> *"Really what you're looking for is a drug … that can manage duodenal adenomas to the point where it decreases the need for surgical intervention—that's ideal."*
> *- Practicing Gastroenterologist, US AMC*

27

Yen T, Stanich PP, Axell L, et al. APC-Associated Polyposis Conditions. 1998 Dec 18 [Updated 2022 May 12] GeneReviews

Recursion

TUPELO

Data Cutoff Date: 10-Sep-2026

Week 13 Spigelman stage: 50% achieved Spigelman downstaging at Week 13, reflecting upper GI disease improvement

Baseline	Week 13	Week 25
III	III	III
I	N/A[1]	II
III	II	II
II	II	II
III	II	II
III	II	II
III	II	N/A[1]
II	0	N/A[1]
IV	IV	IV
III	III	III
III	III	III
III	III	N/A[1]
III	N/A[1]	I
IV	II	III

Patient had a 2-stage change at Week 25

Week 13 | ON TREATMENT

50% 6 of 12 patients achieved ≥1-stage Spigelman downstaging

Week 25 | 12 weeks OFF TREATMENT

4 of 6 Patients down-staged at Week 13 maintained ≥1-stage improvement compared with baseline, the other 2 were not assessed

One additional patient was not assessed at Week 13 but showed a 2-stage decrease at Week 25

Natural history context

20% Experienced stage progression between annual endoscopies; no downstaging observed[2]

1. Spigelman assessment not provided 2. Natural History Analysis evaluated data from ~200 FAP patients
Note: N=14 efficacy evaluable for Spigelman staging; two patients did not have upper GI anatomy

28

Recursion

Lower GI | 82% of patients had reductions in polyp burden from baseline after 12 weeks of treatment 29 33% -15% -20% -50% -50% -57% -75% -76% -88% -100% -100% -75% -50% -25% 0% 25% 150% 141% *Additional patients since previously reported data cutoff (November 25, 2025) * ** 1. 4 of 11 (36%) patients had ≥65% polyp burden reduction from baseline 2. Of the full set of 16 efficacy evaluable patients, 11 patients are shown: 1 patient had no lower GI anatomy, 1 patient missed their Week 13 visit, and 3 patients had no polyp burden at baseline 3. One patient had an increase in polyp burden of 0 mm to 1 mm (new patient since last data cut); the second patient had an increase in polyp burden of 0 mm to 6 mm Week 13 lower GI polyp burden reduction (n=112) ~1 in 3 patients with ≥65% polyp burden reduction from baseline1 Data Cutoff Date: 10-Sep-2026 Not shown: Two patients with no lower GI polyp burden at baseline but non-zero lower GI polyp burden at Week 13 so % change cannot be calculated3

Lower GI | Polyp burden in the lower GI remained below baseline in 70% of patients 12 weeks after stopping REC-4881 30 12 weeks ON REC-4881 12 weeks OFF REC-4881 % c h a n g e f ro m b a s e li n e i n p o ly p b u rd e n Data Cutoff Date: 10-Sep-2026 65% polyp burden reduction 1. Lower GI evaluable at Week 13: n=11 of 16 efficacy-evaluable pts; 3 had no lower GI polyps at baseline, 1 had no Lower GI anatomy, and 1 did not have a Week 13 endoscopy (shown at Wk. 13 as an open square) 2. Lower GI evaluable at Week 25: n=10; 3 had no lower GI polyps at baseline, 1 had no Lower GI anatomy, 1 patient discontinued the study after Week 13, and 1 did not have Week 25 results at the data cutoff Note: For any excisions at the week 13 endoscopy, the excised polyp burden was added back to the week 25 polyp burden before calculating the change from baseline 100% 50% 75% 25% 0% -25% 125% -50% 375% -75% -100% Baseline Week 13 (N=111) Week 25 (N=102) Lower GI polyp burden reduction Week 13 & Week 25 Large % increase from baseline of 2 polyps (3mm) Key findings • 4 of 11 patients at Week 13 with lower GI polyp burden reduction ≥65% • 7 of 10 patients with lower GI polyp burden below baseline at Week 25, after 12 weeks off drug

Favorable safety profile supports potential for chronic dosing 31 80.8% patients had TRAEs ≤ Grade 2 consistent with mechanism of MEK1/2 inhibition Most common TRAEs Grade 1/2 • Dermatitis acneiform (57.7%) • Blood CPK increase (26.9%) • Rash (23.1%) • Diarrhea (19.2%) • LVEF decrease (11.5%)2 Low rates of Grade 3 TRAEs, no TRAEs >Grade 3: • Blood CPK increase (7.7%, n=2) • Dermatitis acneiform (3.8%, n=1) • Rash (3.8%, n=1) Discontinuations (n=4) due to: • Grade 1 (n=2): 1 diarrhea, 1 left atrial enlargement (pre-existing)3 • Grade 2 (n=2): 1 retinopathy (pre-existing ocular condition)4, 1 rash AEs were manageable and most resolved within 12 weeks off treatment Event, n (%) REC-4881 4 mg QD (N=26 safety evaluable)1 Any TEAE related to study drug (TRAE) 25 (96.2) Grade 1/2 TRAE 21 (80.8) Grade 3 TRAE 4 (15.4) Grade 4/5 TRAE 0 (0) Discontinuation due to TRAE 4 (15.4) Dose interruption due to TRAE 2 (7.7) 1. For 4 mg, N=5 patients in Phase 1b and N=21 patients in the 12 weeks on/12 weeks off QD arm of the Phase 2 were dosed; safety data cutoff date of 2026-09-10 2. Occurred in N=3 patients. Patients were asymptomatic and 2 returned to >50% (the 3rd patient was 49% at the end of follow-up). Based on absolute percent change in LVEF and CTCAE v5.0, the approach widely used to measure LVEF changes in trials, including for MEK inhibitors. 3. Patient had pre-existing left atrial enlargement. Protocol was subsequently amended to exclude this condition 4. Patient had pre-existing ocular condition which worsened during treatment Data Cutoff Date: 10-Sep-2026

Conclusions 32 REC-4881 safety • Favorable safety profile; AEs consistent with the MEK1/2 inhibitor class • Treatment-related AEs mostly Grade 1/2; Grade 3 (15%) and no Grade 4/5 REC-4881 polyp burden reduction • Polyp burden reduction observed across both upper and lower GI, in 92% and 82% of evaluable patients, respectively • Durability demonstrated in both upper and lower GI, with 92% and 70% of evaluable patients, respectively, remaining below baseline at Week 25 • 75% of patients evaluated with polyps >5 mm had reductions, which is important for endoscopic excisional management Results to be further investigated in a registrational study anticipated to begin 2H 20271 1. Pending outcome of ongoing FDA discussions Natural history analysis demonstrates consistent progression in polyp burden over time, contextualizing polyp burden reductions driven by REC-4881 Data Cutoff Date: 10-Sep-2026

FAP Deep Dive Today’s news

KOL Panel: Today’s speakers Evelien Dekker, MD, PhD Head of Expert Clinic for Familial and Hereditary Polyposis and Colorectal Cancer, and Professor of Gastrointestinal Oncology, Amsterdam University Medical Center Bryson Katona, MD, PhD Director of GI Cancer Genetics Program, University of Pennsylvania Perelman School of Medicine • Practicing gastroenterologist specializing in gastrointestinal cancer genetics. • Research focuses on diagnosis, risk assessment, management, and biology of hereditary GI cancer predisposition syndromes. • Chair of the advisory board for the FAP research initiative. • TUPELO study investigator. • Practicing gastroenterologist and professor of gastrointestinal oncology. • Research focuses include quality and advanced techniques in colonoscopy, and endoscopic treatment modalities for gastrointestinal polyps and early colorectal cancer. • Specializes in colorectal cancer screening and surveillance, with an interest in various populations, including patients with FAP. • PI of Natural History Registry study, AUMC. 34

Patient Panel: Today’s speakers Laura and Jesse Laster Lindsay Huff • Inherited FAP from her father, alongside her sister, who is facing an upcoming Whipple procedure for a high upper GI polyp burden. • Diagnosed early, undergoing her first colonoscopy at age 10 and a colectomy at age 14 to create a J-pouch. • Overcame significant surgical complications, including a temporary ileostomy during her freshman year of college due to adhesions. • Jesse grew up with a strong family history of FAP, undergoing a colectomy as a teenager. • Facing a high continued cancer risk post-colectomy after high-grade dysplasia was found, he underwent a Whipple procedure, requiring the removal of his gallbladder and duodenum, and a part of his stomach and pancreas. • Manages a particularly high upper GI polyp burden that requires ongoing monitoring. • Laura and Jesse navigated family planning together; both of their children inherited FAP and receive regular surveillance care. Patients were provided fair market value compensation for their time and participation in this panel35

REC-1245 First-in-class RBM39 degrader Translating proof to products

Data Cutoff Date: 21-Aug-2026

REC-1245: Novel biology with early clinical activity

Phase 1 monotherapy results support expansion at 45 mg once daily

Novel mechanism with broad potential

Oral RBM39 degrader targeting vulnerabilities in hard-to-treat cancers
Disrupts splicing of transcripts associated with stress-response and DNA repair

Platform-derived biological insight

RBM39 phenocopies CDK12 loss while sparing CDK13-associated liabilities
204 compounds screened to development candidate in 18 months

Early clinical activity supports expansion cohorts

3 partial responses[1]
2 endometrial, 1 HCC

91.7% DCR (11/12)[2]
At 8 weeks, doses ≥45 mg

45 mg QD selected for expansion cohort
No serious TRAEs or dose reduction reported in the 45 mg cohort

1. PRs at doses ≥45 mg: Confirmed (n=2), unconfirmed (n=1); note that for one of 2 confirmed PRs, confirmatory scan has been reported by the site and entered into the EDC after the 21 August 2026 data cutoff 2. Overall DCR at 8 weeks across doses: 66.7% (14/21).
Note: N=30 safety evaluable across all dose groups; N=12 efficacy evaluable at doses ≥45 mg (participants in follow-up who haven't reached their first efficacy assessment are excluded)

37

Recursion

RBM39: Oncology target with broad potential based on highly relevant mechanism in multiple tumor types

Recursion OS Insight


CDK13
CDK12
RBM39
RBM39
CDK12
CDK13

- Biological insight converted into a novel molecular glue degrader
- RBM39 phenocopies CDK12 loss while sparing CDK13-associated liabilities
- Advanced from **204 compounds to candidate in 18 months**

RBM39 is a master splicing factor


RBM39
RBM39 ensures proper splicing of critical stress response and DNA repair genes
Pre-mRNA
RBM39
REC-1245
RBM39-mediated mRNA splicing
Spliced mRNA

Cancer cells rely on accurate splicing of stress response and DNA repair genes for survival

RBM39 degradation disrupts RNA splicing and expression of stress response and DNA damage repair genes

REC-1245

- **Potential first-in-class** molecular glue degrader
- Oral, **highly bioavailable**, and **highly selective**
- Hits **multiple oncogenic drivers** achieving synthetic lethal cancer cell killing
- Drives rapid and potent **RBM39 degradation** in human PBMCs within 24 hours and induces **significant tumor regressions** in multiple xenograft models driven by replication stress[1]

38

1. Data available but not shown

Recursion

RBM39: A broad opportunity in hard-to-treat cancers

>100k

Total addressable patients/yr (US + EU5)[1]

Targeting RBM39 is relevant across multiple indications

Hard to treat tumors
Including endometrial, hepatocellular (HCC) and ovarian cancers

Transcriptionally driven cancers
Including pediatric tumors (Ewing sarcoma and neuroblastoma)

Two complementary development strategies

Intrinsically primed and vulnerable tumors[2,3]

Create vulnerabilities and deepen efficacy in earlier lines with REC-1245 + SoC

Monotherapy Opportunity

- **Clinical status:** Phase 1 dose escalation in multiple tumor types ongoing; dose expansion actively recruiting in endometrial cancer and other prioritized indications[4]

Combination Opportunity

- **Development strategy:** Identify rational combinations with potential to support earlier-line use alongside SoC

1. Company estimate based on undisclosed solid tumor indications with strong mechanistic rationale, including some biomarker-defined populations. Addressable patients/year reflects estimated annual incidence of potentially relevant populations in the US and EU5 (UK, France, Germany, Italy and Spain) 2. Preclinical evidence: Kohsaka et al., npj Precis. Oncol. 2024;8:117. 3. Singh et al., Sci. Adv. 2021;7:eabj5405; Lyu et al., Eur. J. Med. Chem. 2026;314:118921. 4. DAHLIA Phase 1/2 study, NCT06678659.

39

Recursion

Data Cutoff Date: 21-Aug-2026

REC-1245 Phase 1 dose escalation update

Early activity from monotherapy dose escalation

Phase 1A monotherapy

Continuous once-daily dosing


Dose 5 QD
Dose 6 QD[1]
Dose 4 QD
(45 mg)
Dose 3 QD
Dose 2 QD
Dose 1 QD

Key inclusion criteria

Unresectable, locally recurrent or metastatic select solid tumors, or select relapsed/refractory lymphoma

Progressed following, or intolerant to, available standard-of-care treatments

Primary objective

PK and safety

Secondary objective

Anti-tumor activity

Emerging response and safety data

- **Multiple partial responses at doses ≥45 mg***
- **Activity across tumor types**
  - Heavily pretreated population
  - 3 PRs (median 5 prior lines of therapy)
- **Data support expansion cohorts (45 mg)**
  - Monotherapy expansion at an active dose with an acceptable safety profile
  - First expansion into endometrial actively enrolling (45 mg QD)

*Confirmed (n=2), unconfirmed (n=1); note that for one of 2 confirmed PRs, confirmatory scan has been reported by the site and entered into the EDC after the 21-Aug-2026 data cutoff.

1. DL5 had DLTs, DL6 explored a dose between dose level 4 and 5

40

Recursion

All doses (N=30) TRAE Any grade Grade ≥3 Any TRAE 22 (73.3%) 8 (26.7%) Fatigue 9 (30%) 0 Anemia 9 (30%) 3 (10%) Nausea 6 (20%) 1 (3.3%) Thrombocytopenia 6 (20%) 3 (10%) Stomatitis 5 (16.7%) 3 (10%) 45 mg QD / DL4 (N=10) TRAE Any grade Grade ≥3 Any TRAE 7 (70%) 2 (20%) Fatigue 3 (30%) 0 Anemia 3 (30%) 0 Nausea 2 (20%) 0 Thrombocytopenia 0 0 Stomatitis 1 (10%) 0 REC-1245: Safety & treatment-related adverse events (TRAEs) 41 Grade 3 TRAEs were elevated creatinine and hypokalemia 45 mg once daily (N=10) • No dose-limiting toxicities (DLTs) • No serious TRAEs • Most frequent TRAEs: fatigue and anemia (30% each); all Grade 1–2 Dose escalation established the tolerability limit At 65 mg QD, 3 of 4 DLT-evaluable patients experienced dose-limiting toxicities • DLTs include stomatitis, neutropenia/febrile neutropenia, thrombocytopenia • MTD was exceeded Data Cutoff Date: 21-Aug-2026

Best overall response2 SD PD SD SD SD SD SD SD SD PR3 PR PR4 REC-1245: Three partial responses in endometrial and liver cancer 42 -60% -40% -20% 0% 20% 16.0% (BRCA) 8.9% (EC) 3.0% (LC) (EC) 1.5% 0.0% (EC) -3.6% (EC) -11.2% (HGSC) -24.6% (EC) -25.7% (EC) -38.2% (EC) -48.9% (EC) -55.9% (HCC) 45 mg 65 mg % c h a n g e f ro m b a s e li n e Remains on-study Target lesion change by starting dose in response evaluable patients at 45 mg and 65 mg (N=12) -30% PR threshold 1. Days receiving 65 mg as a percentage of total elapsed treatment days, including treatment interruptions - remaining time includes lower doses and treatment holds; shown only for patients starting at 65mg 2. Best overall response is the best response recorded on study per RECIST 1.1, including unconfirmed responses 3. Confirmatory scan reported by the site and entered into the EDC after the 21-Aug-2026 data cutoff. 4. Unconfirmed partial response (PR with -48.9% change is confirmed) 5. Disease control rate (DCR) = complete response, partial response, or stable disease among efficacy-evaluable patients (11/12) 91.7% DCR at 8 weeks5 (11/12) Switched from 65 mg to 45 mg; 90% of dosing at 45 mg Starting dose 6 8 3 5 5 2 6 5 3 7 4 5Prior lines of therapy Data Cutoff Date: 21-Aug-2026

Data Cutoff Date: 21-Aug-2026

REC-1245: Confirmed partial response in endometrial cancer

Patient details[1]

- 70-year-old female with recurrent, progressive Stage IV high-grade serous carcinoma of the endometrium
- p53-mutant / HER2 non-amplified, microsatellite stable
- **4 lines of prior therapy including** platinum chemotherapy, tyrosine kinase inhibitor, immunotherapy, and antibody-drug conjugate

Dosing & clinical response

- **W1D1**: Initiated DL5 @ 65 mg
- **D6-D14**: Interrupted due to G2 oral & abdominal pain
- **D15**: Reduced to 45 mg; tolerated extremely well, abdominal and oral pain resolved

Response summary

- Week 9 Radiographic Assessment: Achieved a **partial response, 32.3% overall decrease.**
- Week 17 Radiographic Assessment: Verified a **partial response, 48.9% overall decrease.**

Patient is **asymptomatic from disease** and **remains on treatment (45 mg)**


Baseline CT Scan
Week 9 CT Scan
Week 17 CT Scan
Lung Mets
Liver Mets
Liver Mets
Pelvic Mass

1. Prior medical history includes cataracts, neuropathy, compression fracture, and pulmonary embolism

43

Recursion

Data Cutoff Date: 21-Aug-2026

REC-1245: Confirmed[1] partial response in endometrial cancer

Patient details[2]

- 54-year-old female with recurrent, progressive Stage IV endometrioid carcinoma of the endometrium
- p53-mutant / HER2 amplified, ER+, PR-, MMR proficient
- **7 lines of prior therapy including,** Platinum/taxane chemotherapy, VEGF inhibitor, HER2-targeted therapy, immune checkpoint inhibitor, tyrosine kinase Inhibitor, antibody-drug conjugate, investigational CAR-T therapy

Dosing & clinical response

- **W1D1**: Initiated Backfill DL4 at 45 mg
- **W4D5:** Interrupted dose due to missed MD appointment
- **W5D1:** Patient restarted drug, tolerating well

Response summary

- Week 9 Radiographic Assessment: Achieved a **partial response, 33.9% overall decrease**
- Week 13 Radiographic Assessment: Verified a **partial response, 38.2% overall decrease**[1]


Baseline CT Scan
Week 9 CT Scan
Week 13 CT Scan
LN Periportal
LN Mediastinal
1
TARGET
2
TARGET

Patient **remains on treatment (45 mg)**

1. Confirmatory scan reported by the site and entered into the EDC after the 21-Aug-2026 data cutoff.
2. Prior medical history includes Fatigue, Anorexia, Ascites, Pleural Effusions, Depression, Neuropathy, GERD

Note: Images not at consistent scale; based on patient record provided from site

44

Recursion

Significant opportunity for differentiated oral therapy in endometrial cancer

Actively enrolling in endometrial cancer, data expected in 2H27

4th[1]	~68K[1]	~20%[2]	Limited treatment options in 2L+[3]
most common cancer in US women	estimated new US cases in 2026	5-year relative survival with distant-stage disease	for patients relapsing on IO. ADC currently approved only for HER2+

REC-1245: differentiated biology and development rationale:

1. **Disrupts DNA damage repair[4]**
   RBM39 degradation downregulates DNA damage response networks and cell cycle checkpoints
2. **Potential immune priming[5]**
   Missplicing-derived neoantigens provide a mechanistic rationale for immunotherapy combinations
3. **Distinct mechanism from ADCs[6]**
   Target biology provides a rationale to evaluate activity following ADC progression

Exploring additional tumor types in dose expansion

1. US cases and deaths, 2026 estimates: American Cancer Society, Cancer Facts & Figures 2026, endometrial cancer key statistics page, revised 14 January 2026; 2. Stage survival: SEER, as presented by ACS, for people diagnosed 2015 to 2021. Based on SEER stage groups: https://www.cancer.org/cancer/types/endometrial-cancer/detection-diagnosis-staging/survival-rates.html; 3. Only HER2 ADC (for HER2 IHC2+ patients, ~25% of endometrial) currently approved. Lenvatinib + Pembro, dostarlimab often used in 2L but underperforms for patients who have relapsed on ICIs. ADCs such as sac-TMT are expected to enter the market in the near term. 4. Xu et al, Cell Reports Volume 42, Issue 10, 2023; class evidence 5. Lu et al., Cell 2021, doi:10.1016/j.cell.2021.05.038: class evidence 6. Mechanistic hypothesis only. Post-ADC efficacy and absence of cross-resistance remain unestablished for REC-1245. REC-1245 is investigational.

45

Recursion

Financials & Looking ahead

A more focused Recursion

Capital discipline to fund the highest-value opportunities

FINANCIAL STRENGTH & OPERATING DISCIPLINE

$749M
Pro forma cash and cash equivalents[1]

<$375M
2026 OpEx guidance, 40% lower cash OpEx vs. 2024[2]

<$360M
2027 OpEx guidance[2]

Following oversubscribed financing, cash runway extended into 2029[3]

WHERE WE ARE CONCENTRATING INVESTMENT

Differentiated pipeline
Prioritize clearly differentiated, wholly owned programs

Value-creating partnerships
Drive NPV growth while strengthening platform capabilities

Proprietary data advantage
Generate novel data that compounds long-term differentiation

AI-enabled productivity
Scale discovery and development through AI and automation

1. Cash, cash equivalents and restricted cash as of September 30, 2026, including $187.2M net proceeds from the October 16, 2026 financing; does not include the one-time $10M Sanofi milestone
2. Cash operating expense is a non-GAAP measure; excluding non-ordinary course transaction costs and partnership cash inflows. Based on 2026 OpEx YTD trends relative to comparable period in 2024. FY 2024 cash OpEx is adjusted to reflect change in cash for Exscientia during the comparable period in 2024. See appendix for a more detailed description
3. Includes risk-adjusted inflows from existing partnerships and October 16, 2026 financing proceeds; excludes further ATM financing or inflows from new partnerships

47
Recursion

Continued momentum with upcoming catalysts

Discover

Uncover novel, causal biology

Delivered

Roche and Genentech
First neuroscience target optioned

Design

Translate novel targets into differentiated molecules

Delivered

Sanofi
Oral dual-target inhibitor optioned

Deliver

Generate clinical evidence and advance toward patient impact

Delivered

REC-4881
Deep, durable polyp reductions

REC-1245
Early monotherapy responses

UP NEXT

2027
Roche and Genentech – potential for:
- Additional new targets
- Additional programs advanced

2027
Additional internal & partnered maps

UP NEXT

2027
Sanofi: Expected Phase 1 start

2027
Potential additional candidate and program milestones

UP NEXT

2H 2026 **REC-4881:** FDA update

2H 2027 **REC-4881:** Additional Phase 2 data

2H 2027 **REC-4881:** Planned registrational study start[1]

2H 2027 **REC-1245:** Preliminary data from dose expansion

2H 2027 **REC-4539:** Monotherapy dose escalation data

1. Registrational study initiation pending outcome of ongoing FDA discussions

48

Recursion

49

50 THANK YOU

Non-GAAP Financial Measures To supplement our financial statements prepared in accordance with U.S. GAAP, we monitor and consider operating cash expense, which is a non-GAAP financial measure. We define operating cash expense as the net cash used in operating activities, excluding non-ordinary course transaction costs and partnership cash inflows. This non-GAAP financial measure is not based on any standardized methodology prescribed by U.S. GAAP and is not necessarily comparable to similarly- titled measures presented by other companies. We believe operating cash expense to be a liquidity measure that provides useful information to management and investors about the amount of cash consumed by the operations of the business. A limitation of using this non-U.S. GAAP measure is that operating cash expense does not represent the total change in cash and cash equivalents for the period because it excludes cash provided by or used for other investing and financing activities. We account for this limitation by providing information about our capital expenditures and other investing and financing activities in the statements of cash flows in our financial statements. Additionally, we reconciled operating cash expense to net cash used in operating activities, the most directly comparable U.S. GAAP financial measure. In addition, it is important to note that other companies, including companies in our industry, may not use operating cash expense, may calculate operating cash expense in a different manner than we do or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of operating cash expense as a comparative measure. Because of these limitations, operating cash expense should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. Appendix 52